Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

1. This Sixth Amendment to Credit and Security Agreement (this “Amendment”) is made effective as of October 18, 2016, by and among MB FINANCIAL BANK, N.A., successor in interest to Cole Taylor Bank (“Lender”), MENDOCINO BREWING COMPANY, INC., a California corporation (“MBC”), and RELETA BREWING COMPANY LLC, a Delaware limited liability company (“RBC”; RBC and MBC are collectively referred to as “Borrowers” and, individually, as a “Borrower”).

PRELIMINARY STATEMENTS

A. Borrowers and Lender have entered into that certain Credit and Security Agreement dated as of June 23, 2011 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

B. As of the date hereof, Events of Default under Section 13.01(b) of the Credit Agreement are continuing, including, without limitation, the failure to comply with the Tangible Net Worth covenant contained in Section 12.01 of the Credit Agreement and the failure to comply with the Fixed Charge Coverage covenant contained in Section 12.02 of the Credit Agreement, each as of the period ending August 31, 2016 and the dates set forth in the Second Amendment to Credit and Security Agreement dated as of June 21, 2015 (collectively, the “Existing Defaults”).

C. Borrowers have advised the Lender that Borrowers are unable to pay the Obligations by the current Maturity Date and have requested that Lender amend the Credit Agreement to extend the Maturity Date. Borrowers acknowledge that the failure to pay the Obligations in full by the Maturity Date is an Event of Default. Lender has therefore agreed to amend the Credit Agreement to extend the Maturity Date to no later than December 31, 2016 on the terms and conditions set forth below. Lender has absolutely no commitment and has made no agreement to extend the Maturity Date beyond December 31, 2016.

NOW THEREFORE, in consideration of the foregoing and such other consideration as the parties mutually agree, the parties hereto agree as follows:

1. Preliminary Statements. The preliminary statements set forth above are accurate, represent the intent of the parties hereto and are incorporated herein by reference. Unless otherwise defined in this Amendment, capitalized terms used herein will have the same meaning in this Amendment as set forth in the Credit Agreement.

2. Amendment to Credit Agreement. Definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Maturity Date’ means December 31, 2016.”

3. Reservation of Rights; No Waiver. As a result of the Existing Defaults, Lender is permitted to exercise its default rights and remedies as provided in the Credit Agreement without further notice or demand. All new advances continue to be in the sole discretion of Lender and neither the entering into this Amendment nor the making of additional advances by Lender waives any of the default rights and remedies of Lender under Section 13.02 of the Credit Agreement or otherwise. All default rights and remedies of Lender are therefore reserved.

4. Conditions Precedent to Effectiveness of this Amendment. The following are conditions precedent to the effectiveness of this Amendment, notwithstanding anything contained herein to the contrary:

(a) Lender shall have received a fully executed copy of this Amendment in form and substance satisfactory to Lender; and

(b) Lender shall have received payment from Borrowers of all amounts due to Lender in connection with this Amendment.

5. Expenses. Immediately upon request, Borrowers shall pay all reasonable expenses and costs of Lender (including, without limitation, the reasonable attorney fees of counsel for Lender and reasonable expenses of counsel for Lender) in connection with the preparation, negotiation, execution and approval of this Amendment and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other reasonable expenses and costs incurred by Lender chargeable to Borrowers pursuant to the terms of the Credit Agreement which are unpaid at such time.

6. Amendment Fee. Borrowers agree to pay on the date hereof an amendment fee of $20,000, which fee Lender may charge as a Revolving Loan.

7. Ratification; Estoppel; Reaffirmation.

(a) Each Borrower reaffirms the Credit Agreement and other Loan Documents, and ratifies the Credit Agreement and the other Loan Documents, as amended, modified, and supplemented.

(b) Each Borrower reaffirms to Lender each of the representations, warranties, covenants and agreements set forth in Sections 9 through 12 of the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof to Lender.

(c) Each Borrower further represents and warrants that, as of the date hereof, there are no counterclaims, defenses or offsets of any nature whatsoever to the Loans or any of the Loan Documents and that, as of the date hereof, no Event of Default (other than the Existing Defaults) has occurred or exists under any of the Loan Documents.

(d) Each Borrower ratifies, affirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified, and supplemented hereby by this Amendment, represent the valid, enforceable and collectible obligations of Borrower.

8. Release. Each Borrower does hereby release, remise, acquit and forever discharge Lender and Lender’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Credit Agreement and the other Loan Documents (all of the foregoing hereinafter called the “Released Matters”). Each Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Borrower represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH BORROWER INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, (OR ITS EQUIVALENT UNDER ILLINOIS LAW) WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

EACH BORROWER ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS

9. No Cancellation. This Amendment evidences the same indebtedness as evidenced by the Credit Agreement and other Loan Documents (as modified hereby). This Amendment is secured by the Collateral as provided in the Credit Agreement including all amendments and modifications thereto. This Amendment is an extension, modification and amendment of the prior documents and the execution hereof does not evidence a cancellation of the indebtedness evidenced by the prior documents.

10. Miscellaneous.

(a) No inference in favor of, or against, any party will be drawn from the fact that such party has drafted any portion of this Amendment, the Credit Agreement, or any other Loan Document, as each may be amended.

(b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. Any party who chooses to deliver its signature in such manner agrees to provide promptly to the other parties a copy of this Amendment with its inked signature, but the party’s failure to deliver a copy of this Amendment with its inked signature shall not affect the validity, enforceability and binding effect of this Amendment.

(c) This Amendment shall be governed and controlled by the internal laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, and in all other respects.

(d) This Amendment will be binding upon and will inure to the benefit of the parties hereto and to their respective successors and assigns.

(e) Sections 16.03 and 16.09 of the Credit Agreement are specifically incorporated herein as though set forth in full.

(f) This Amendment is a Loan Document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

LENDER
MB FINANCIAL BANK, N.A.

By:	/s/ Martha Gaskin
Name:	Martha Gaskin
Title:	Senior Vice President

BORROWERS
MENDOCINO BREWING COMPANY, INC.,
a California corporation

By:	/s/ Mahadevan Narayanan
Name:	Mahadevan Narayanan
Title:	Chief Financial Officer

RELETA BREWING COMPANY LLC,
a Delaware limited liability company

By:	MENDOCINO BREWING COMPANY,
a California corporation,
its sole member

By:	/s/ Mahadevan Narayanan
Name:	Mahadevan Narayanan
Title:	Chief Financial Officer